Exhibit 32.2

Certification pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities Exchange
                         Act of 1934 and 18 U.S.C. 1350
                   __________________________________________


In connection with the quarterly report on Form 10-Q of ELECTRONIC SENSOR TECHNOLOGY, INC. (the "Company") for the period ended March 31, 2008 (the "Report"), I, Philip Yee, Secretary, Treasurer and Chief Financial Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 15, 2008              /s/ Philip Yee
                                ------------------------------------------------
                                Philip Yee
                                Secretary, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)